SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 31, 2002


                              Odd Job Stores, Inc.
                             ----------------------
               (Exact name of registrant as specified in its charter)



         OHIO                          0-21597                34-1830097
        ------                        ---------              ------------
(State or other jurisdiction	      (Commission          (I.R.S. Employer
   of incorporation)                  File Number)         Identification No.)


200 Helen Street, South Plainfield, New Jersey                  07080
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(Address of principal executive offices)                      (Zip Code)


                                  908-222-1000
                                 --------------
                Registrant's telephone number, including area code

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Item 8.	Change in Fiscal Year

On December 31, 2002, the Registrant determined to change its fiscal year from a fiscal year ending on the Saturday closest to January 31, the date that was used in its most recent filing, to a fiscal year ending on December 31. The transition period will be covered on the Registrant's report on Form 10-K for the approximately eleven-month year ending December 31, 2002.


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            Odd Job Stores, Inc.
                                            (Registrant)


Date: January 14, 2003                      By: /s/ Edward Cornell
                                               -----------------------
                                               Edward Cornell
                                               Executive Vice President and
                                               Chief Financial Officer





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